                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                  FORM 8-KA-1

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 25, 1996
                                                 -------------------------------
                                                  (November 13, 1996)
                                                 -------------------------------

                        DIAGNOSTIC HEALTH SERVICES, INC.


Delaware                            0-21758                        22-2960048
--------                            -------                        ----------
(State or other                (Commission File                   (IRS Employer
jurisdiction of                     Number)                         ID Number)
incorporation)

             2777 Stemmons Freeway, Suite 1525, Dallas, Texas 75207
         --------------------------------------------------------------
                    (Address of principal executive offices)


                                (214) 634-0403
         --------------------------------------------------------------
              (Registrant's telephone number, including area code)


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)



          This first amendment to the Company's report on Form 8-K, originally dated November 25, 1996, is being filed for the purposes of providing and including (a) the required special-purpose statements of Advanced Clinical Technology, Inc. and Horizon MDS Corporation (collectively "ACT") related to the assets acquired and liabilities assumed, (b) the combined pro forma financial information, and (c) the consent of Simonton, Kutac & Barnidge, L.L.P., independent public accountants.

          Consistent with the foregoing, only Item 7 of the report on Form 8-K is being amended, and the financial statements, pro forma financial information and accountants' consent are attached hereto.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
--------------------------------------------------------------------------

(a)  Special-purpose financial statements of Diagnostic Health Services, Inc.

     1. Statements of assets acquired and liabilities assumed from Advanced Clinical Technology, Inc. and Horizon MDS Corporation (collectively "ACT") as of September 30, 1996 and May 31, 1996.

     2. Statements of operations related to assets acquired and liabilities assumed from ACT for the four months ended September 30, 1996 and the years ended May 31, 1996 and 1995.

     3. Statements of cash flows related to assets acquired and liabilities assumed from ACT for the four months ended September 30, 1996 and the years ended May 31, 1996 and 1995.

(b)  Pro forma financial information.

(c)  The following Exhibits are filed as part of this Form 8-KA-1:

     1. Consent of Simonton, Kutac & Barnidge, L.L.P.

                                   ITEM 7(a)

                    SPECIAL PURPOSE FINANCIAL STATEMENTS OF
                       ADVANCED CLINICAL TECHNOLOGY, INC.
                                      AND
                            HORIZON MDS CORPORATION

                          INDEPENDENT AUDITOR'S REPORT
                          ----------------------------

To the Board of Directors
of Diagnostic Health Services, Inc.

We have audited the accompanying special-purpose statements of assets acquired and liabilities assumed by Diagnostic Health Services, Inc. ("the Company") from Advanced Clinical Technology, Inc. and Horizon MDS Corporation (collectively "ACT") as of September 30, 1996 and May 31, 1996, and the related special-purpose statements of operations and cash flows for the four months ended September 30, 1996 and the years ended May 31, 1996 and 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying special-purpose financial statements were prepared for the purpose of presenting the assets acquired and liabilities assumed pursuant to an asset purchase agreement dated September 27, 1996 (consummated November 13,
1996), between the Company and ACT as discussed in Note 1, and are not intended to be a presentation of financial position, results of operations, and cash flows of the Company in accordance with generally accepted accounting principles.

In our opinion, the special-purpose financial statements referred to above present fairly, in all material respects, the assets acquired and liabilities assumed from ACT as of September 30, 1996 and May 31, 1996, and the statements of operations and cash flows for the four months ended September 30, 1996 and the years ended May 31, 1996 and 1995 on the basis of accounting described in
Note 2.


/S/ Simonton, Kutac & Barnidge, L.L.P.

Simonton, Kutac & Barnidge, L.L.P.
Houston, Texas

December 12, 1996

                DIAGNOSTIC HEALTH SERVICES, INC. & SUBSIDIARIES
                -----------------------------------------------
             STATEMENTS OF ASSETS ACQUIRED AND LIABILITIES ASSUMED
             -----------------------------------------------------
      FROM ADVANCED CLINICAL TECHNOLOGY, INC. AND HORIZON MDS CORPORATION
      -------------------------------------------------------------------

                                     ASSETS
                                     ------


                                                     September 30,     May 31,
                                                          1996          1996
                                                     -------------   -----------
Current Assets:
  Accounts receivable:
    Trade, net of allowance for doubtful accounts
     of $1,400,981 and $489,011, respectively          $ 3,574,303   $ 3,908,868
    Other current assets                                    41,509        44,116
    Prepaid expenses                                       258,417       222,238
                                                       -----------   -----------
     Total Current Assets                                3,874,229     4,175,222
                                                       -----------   -----------

Property & Equipment:
  Equipment                                             12,714,757    11,853,920
  Less: Accumulated depreciation and amortization       (4,278,805)   (3,957,800)
                                                       -----------   -----------
    Total Property & Equipment                           8,435,952     7,896,120
                                                       -----------   -----------

Other Assets:
  Goodwill, net                                          8,702,383     8,778,723
  Deposits and other                                       267,261       267,261
                                                       -----------   -----------
    Total Other Assets                                   8,969,644     9,045,984
                                                       -----------   -----------

Total Assets                                           $21,279,825   $21,117,326
                                                       ===========   ===========

                                LIABILITIES & NET ASSETS
                                ------------------------

Current Liabilities:
  Current lease obligations                            $   684,559   $   562,231
  Account payable                                          264,004       526,836
  Other                                                     92,614        54,615
                                                       -----------   -----------
    Total Current Liabilities                            1,041,177     1,143,682

Long-term lease obligations                              3,775,108     3,099,994
Other liabilities                                          145,843       191,676
                                                       -----------   -----------
    Total Liabilities                                    4,962,128     4,435,352
                                                       -----------   -----------

Net Assets                                              16,317,697    16,681,974
                                                       -----------   -----------

Total Liabilities & Net Assets                         $21,279,825   $21,117,326
                                                       ===========   ===========

  The accompanying notes are an integral part of these financial statements.

                DIAGNOSTIC HEALTH SERVICES, INC. & SUBSIDIARIES
                -----------------------------------------------
   STATEMENT OF OPERATIONS RELATED TO ASSETS ACQUIRED AND LIABILITIES ASSUMED
   --------------------------------------------------------------------------
      FROM ADVANCED CLINICAL TECHNOLOGY, INC. AND HORIZON MDS CORPORATION
      -------------------------------------------------------------------

                                      Four Months
                                          Ended       Year Ended  Year Ended
                                      September 30,     May 31,     May 31,
                                           1996          1996         1995
                                      -------------  -----------  ----------
Net revenues                            $4,440,026   $12,393,131  $6,908,374
                                        ----------   -----------  ----------

Expenses:
  General & administrative                 214,401       660,650     379,335
  Salaries & employee benefits           2,564,636     6,745,694   3,620,106
  Technical operating expenses             623,651     1,948,668     919,988
  Provision for doubtful accounts          754,001       255,795          --
  Depreciation and amortization            646,629     1,405,046     663,042
                                        ----------   -----------  ----------

    Total operating expenses             4,803,318    11,015,853   5,582,471
                                        ----------   -----------  ----------

Income (loss) from operations             (363,292)    1,377,278   1,325,903
                                        ----------   -----------  ----------

Other expense:
  Other expense                            133,857       286,538     392,662
  Interest expense                         167,416       417,120     349,283
                                        ----------   -----------  ----------

    Total other expense                    301,273       703,658     741,945
                                        ----------   -----------  ----------

Income (loss) before taxes                (664,565)      673,620     583,958
  Income tax expense                            --           224       2,811
                                        ----------   -----------  ----------

Net income (loss)                       $ (664,565)  $   673,396  $  581,147
                                        ==========   ===========  ==========

  The accompanying notes are an integral part of these financial statements.

                DIAGNOSTIC HEALTH SERVICES, INC. & SUBSIDIARIES
                -----------------------------------------------
   STATEMENTS OF CASH FLOWS RELATED TO ASSETS ACQUIRED AND LIABILITIES ASSUMED
   ---------------------------------------------------------------------------
      FROM ADVANCED CLINICAL TECHNOLOGY, INC. AND HORIZON MDS CORPORATION
      -------------------------------------------------------------------

                                                  Four Months
                                                     Ended        Year Ended    Year Ended
                                                 September 30,      May 31,      May 31,
                                                      1996           1996          1995
                                                --------------  -------------  ------------
Cash Flows from Operations:
  Net (loss) income                               $  (664,565)  $    673,396   $   581,147

Adjustments to Reconcile Net Income to
  Net Cash Provided by Operations:
    Depreciation and amortization                     722,969      1,593,970       764,656
    Decrease (increase) in trade receivable           334,565     (2,450,800)     (538,352)
    Decrease (increase)  in other receivable            2,606        (23,905)      310,334
    Decrease (increase)  in prepaid
     expenses and other assets                        (36,179)       (97,301)      (78,281)
    Increase (decrease) in accounts payable          (224,833)       304,885    (1,411,320)
    Increase in other liabilities                     (45,431)       191,676            --
                                                  -----------   ------------   -----------
  Net Cash Provided (Used) by Operations               89,132        191,921      (371,816)
                                                  -----------   ------------   -----------

Cash Flows from Investing Activities:
  Cash payments for the purchase of
    property                                       (1,132,565)    (5,345,415)   (1,820,961)
  Net acquisition of businesses                            --     (4,966,253)           --
                                                  -----------   ------------   -----------
     Net Cash Used by Investing
      Activities                                   (1,132,565)   (10,311,668)   (1,820,961)
                                                  -----------   ------------   -----------

Cash Flows from Financing Activities:
  Net borrowings on line of credit                     41,681      8,766,141       920,807
  Increase in capital lease obligations               797,442      1,217,866     1,766,656
                                                  -----------   ------------   -----------
     Net Cash Provided in Financing
       Activities                                     839,123      9,984,007     2,687,463
                                                  -----------   ------------   -----------

Net (decrease) increase in cash                      (204,310)      (135,740)      494,686

Cash, beginning of year                               451,671        587,411        92,725
                                                  -----------   ------------   -----------

Cash, end of year                                 $   247,361   $    451,671   $   587,411
                                                  ===========   ============   ===========

  The accompanying notes are an integral part of these financial statements.

                DIAGNOSTIC HEALTH SERVICES, INC. & SUBSIDIARIES
                -----------------------------------------------
NOTES TO FINANCIAL STATEMENTS RELATED TO ASSETS ACQUIRED AND LIABILITIES ASSUMED
--------------------------------------------------------------------------------
      FROM ADVANCED CLINICAL TECHNOLOGY, INC. AND HORIZON MDS CORPORATION
      -------------------------------------------------------------------


NOTE 1 - BUSINESS AND ASSET ACQUISITION FROM ADVANCED CLINICAL TECHNOLOGY, INC.
-------------------------------------------------------------------------------
AND HORIZON MDS CORPORATION ("ACT")
----------------------------------

On November 13, 1996, Diagnostic Health Services, Inc., through its wholly-owned subsidiary, DHS Management Services, Inc. ("Company"), purchased substantially all of the operating assets (exclusive of cash) of the Ultrasound Division ("the Division") of Advanced Clinical Technology, Inc. and Horizon MDS Corporation (collectively "ACT"), each of which is a wholly-owned subsidiary of Horizon/CMS Healthcare Corporation.

The business of the Division consists primarily of providing non-invasive ultrasound services on a mobile and in-house basis to hospitals and acute care facilities primarily located in the west and southwestern United States.

NOTE 2 - BASIS OF PRESENTATION
------------------------------

The special-purpose financial statements included herein do not include all information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles.

In the opinion of management, the special-purpose financial statements include all necessary adjustments for the fair presentation of the statements of assets acquired and liabilities assumed and the related statements of operations and cash flows for the periods noted therein.

The statements of operations for all periods presented reflect allocations of a proportionate share of general and administrative expenses incurred by ACT. Management believes that the allocation methods are reasonable and that allocated costs and expenses approximate what such amounts would be if the Division was operated on a stand-alone basis.

NOTE 3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
---------------------------------------------------

Equipment --- Equipment is carried at cost. Depreciation is calculated on a straight-line basis over the estimated useful life of the asset or over the lease term, if shorter. Lease terms are generally five to seven years for equipment and furniture.

                DIAGNOSTIC HEALTH SERVICES, INC. & SUBSIDIARIES
                -----------------------------------------------
NOTES TO FINANCIAL STATEMENTS RELATED TO ASSETS ACQUIRED AND LIABILITIES ASSUMED
--------------------------------------------------------------------------------
      FROM ADVANCED CLINICAL TECHNOLOGY, INC. AND HORIZON MDS CORPORATION
      -------------------------------------------------------------------


NOTE 4 - LEASES
---------------

The Company, as lessee, has entered into and/or assumed various non-cancelable leases for machinery, service equipment, vehicles, and office facilities. The following assets, subject to capital leases, are included in the balance sheet under the corresponding asset categories at May 31, 1996.

Future minimum lease payments under non-cancelable leases at May 31, 1996 are as follows:

           For the Years Ending               Capital
                  May 31,                      Leases
           --------------------              ----------
                   1997                      $  862,005
                   1998                         861,453
                   1999                         904,936
                   2000                         922,355
                   2001                         829,219
                Thereafter                      188,902
                                             ----------

  Total minimum lease payments                4,568,870

    Less: amount representing interest          906,645
                                             ----------

  Present value of minimum lease payments     3,662,225

    Less: current portion                       562,231
                                             ----------

 Long-term capital lease obligation          $3,099,994
                                             ==========

Rent expense during the years ended May 31, 1996 and 1995 and the four months ended September 30, 1996 for all operating leases was $10,680 and $18,850, and $6,280, respectively, and is included in operating expenses.

                                   ITEM 7(b)

                         PRO FORMA FINANCIAL STATEMENTS

                DIAGNOSTIC HEALTH SERVICES, INC. & SUBSIDIARIES
                -----------------------------------------------

                      PRO-FORMA BALANCE SHEET (UNAUDITED)
                      -----------------------------------

                               SEPTEMBER 30, 1996
                               ------------------


                                     ASSETS
                                     ------


                                                          Pro-Forma     Pro-Forma
                                 DHS           ACT       Adjustments     Combined
                             ------------  ------------  ------------  ------------
Current Assets:
 Cash and cash equivalents   $11,583,276   $   247,361   $(6,298,088)  $ 5,532,549
 Accounts receivable, net      3,482,561     3,574,303      (400,000)    6,656,864
 Prepaid expenses              1,129,237       258,416            --     1,387,653
 Other current assets          1,655,696        41,510            --     1,697,206
                             -----------   -----------   -----------   -----------
   Total Current Assets       17,850,770     4,121,590    (6,698,088)   15,274,272
                             -----------   -----------   -----------   -----------

Property and equipment        13,500,467    12,714,757    (4,278,805)   21,936,419
Less:  accumulated
       depreciation           (4,603,778)   (4,278,805)    4,278,805    (4,603,778)
                             -----------   -----------   -----------   -----------

   Property and equipment,
    net                        8,896,689     8,435,952            --    17,332,641
                             -----------   -----------   -----------   -----------

Other Assets:
 Deposits and other            4,762,211       267,261      (267,261)    4,762,211
 Deferred acquisition costs      143,191       165,064      (165,064)      143,191
 Non-compete agreements        1,507,473            --            --     1,507,473
 Goodwill                      5,975,893     8,702,383    (2,423,318)   12,254,958
 Less:  accumulated
        amortization          (1,240,799)           --            --    (1,240,799)
                             -----------   -----------   -----------   -----------

   Total Other Assets         11,147,969     9,134,708    (2,855,643)   17,427,034
                             -----------   -----------   -----------   -----------

Total Assets                 $37,895,428   $21,692,250   $(9,553,731)  $50,033,947
                             ===========   ===========   ===========   ===========

  The accompanying notes are an integral part of these financial statements.

                DIAGNOSTIC HEALTH SERVICES, INC. & SUBSIDIARIES
                -----------------------------------------------

                PRO-FORMA BALANCE SHEET (UNAUDITED) (CONTINUED)
                ----------------------------------------------

                               SEPTEMBER 30, 1996
                               ------------------


                      LIABILITIES AND STOCKHOLDERS' EQUITY
                      ------------------------------------

                                                                        Pro-Forma     Pro-Forma
                                               DHS           ACT       Adjustments     Combined
                                           ------------  -----------  -------------  ------------
Current Liabilities:
 Accounts payable                          $   874,782   $   568,715  $         --   $ 1,443,497
 Accrued expenses                              181,499       152,007       242,071       575,577
 Current portion of long-term debt             296,164            --            --       296,164
 Current portion of senior bank
   term debt                                   620,000            --     1,109,437     1,729,437
 Current portion capital leases              1,390,027       915,137            --     2,305,164
 Other current liabilities                     833,555            --            --       833,555
                                           -----------   -----------  ------------   -----------

      Total Current Liabilities              4,196,027     1,635,859     1,351,508     7,183,394

Long-term senior bank term debt              2,252,386            --     5,460,136     7,712,522
Long-term lease obligations                  2,074,585     3,544,530            --     5,619,115
Other liabilities                              852,624       145,843            --       998,467
Deferred tax liability                         205,961       493,816      (493,816)      205,961
                                           -----------   -----------  ------------   -----------

   Total Liabilities                         9,581,583     5,820,048     6,317,828    21,719,459
                                           -----------   -----------  ------------   -----------

Stockholders' equity:
   Preferred stock, $.001 par value,
   authorized 3,000,000 shares; 642,857
   shares issued and outstanding;
   $4.5 million liquidation preference              --            --           643           643
 Common stock, $.001 par value,
   authorized 15,000,000 shares;
   issued 8,297,332 shares; outstanding
   8,064,073 shares                              8,297            --            --         8,297
 Intercompany due to parent                         --    14,838,149   (14,838,149)           --
 Additional paid-in-capital                 26,694,459            --            --    26,694,459
 Retained earnings (deficit)                 1,828,496     1,034,053    (1,034,053)    1,828,496
 Foreign currency translation
   adjustment                                   (6,256)           --            --        (6,256)
 Stockholder receivable                       (103,500)           --            --      (103,500)
 Treasury stock (at cost)                     (107,651)           --            --      (107,651)
                                           -----------   -----------  ------------   -----------

   Total Stockholders' Equity               28,313,845    15,872,202   (15,871,559)   28,314,488
                                           -----------   -----------  ------------   -----------

Total Liabilities and
 Stockholders' Equity                      $37,895,428   $21,692,250  $ (9,553,731)  $50,033,947
                                           ===========   ===========  ============   ===========


  The accompanying notes are an integral part of these financial statements.

                DIAGNOSTIC HEALTH SERVICES, INC. & SUBSIDIARIES
                -----------------------------------------------

                 PRO-FORMA STATEMENT OF OPERATIONS (UNAUDITED)
                 ---------------------------------------------

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996
                  --------------------------------------------

                                                                 Pro-Forma     Pro-Forma
                                        DHS           ACT       Adjustments     Combined
                                    ------------  ------------  ------------  ------------
Gross Revenues                      $16,747,158   $10,566,390    $       --   $27,313,548
                                    -----------   -----------    ----------   -----------

Expenses:
 General & administrative               925,005       536,773            --     1,461,778
 Salaries & employee benefits         8,264,697     6,014,756      (325,163)   13,954,290
 Legal & professional                    86,594        21,133            --       107,727
 Rent & utilities                       267,995       207,101            --       475,096
 Taxes & insurance                      301,887       184,912            --       486,799
 Technical operating expenses         2,315,352       939,144            --     3,254,496
 Provision (credit) for doubtful
   accounts                              (1,458)      316,992            --       315,534
 Depreciation and amortization        1,639,442     1,530,345            --     3,169,787
                                    -----------   -----------    ----------   -----------

   Total operating expenses          13,799,514     9,751,156      (325,163)   23,225,507
                                    -----------   -----------    ----------   -----------

Income from operations                2,947,644       815,234       325,163     4,088,041

Other income (expense):
 Other income                           246,111        70,778            --       316,889
 Interest expense                      (663,785)     (388,262)       38,166    (1,013,881)
                                    -----------   -----------    ----------   -----------

   Total other income (expense)        (417,674)     (317,484)       38,166      (696,992)
                                    -----------   -----------    ----------   -----------

Income before income tax              2,529,970       497,750       363,329     3,391,049

Provision for income taxes              809,590       169,235       123,532     1,102,357
                                    -----------   -----------    ----------   -----------

Net income                          $ 1,720,380   $   328,515    $  239,797   $ 2,288,692
                                    ===========   ===========    ==========   ===========
Earnings per share:
Primary                             $      0.19   $      0.04    $     0.03   $      0.26
                                    ===========   ===========    ==========   ===========
Fully diluted                       $      0.18   $      0.03    $     0.03   $      0.24
                                    ===========   ===========    ==========   ===========

Weighted average common shares -
   primary                            8,967,269     8,967,269     8,967,269     8,967,269
                                    ===========   ===========    ==========   ===========
Weighted average common shares -
   fully diluted                      9,580,044     9,580,044     9,580,044     9,580,044
                                    ===========   ===========    ==========   ===========


  The accompanying notes are an integral part of these financial statements.

                DIAGNOSTIC HEALTH SERVICES, INC. & SUBSIDIARIES
                -----------------------------------------------

                      PRO-FORMA BALANCE SHEET (UNAUDITED)
                      -----------------------------------

                               DECEMBER 31, 1995
                               -----------------


                                     ASSETS
                                     ------

                                                   Pro-Forma     Pro-Forma
                                        DHS           ACT       Adjustments     Combined
                                    ------------  ------------  ------------  ------------
Current Assets:
 Cash and cash equivalents          $   705,179   $   247,361   $11,206,592   $12,159,132
 Accounts receivable, net             2,810,912     3,574,303      (400,000)    5,985,215
 Prepaid expenses                       397,807       258,416            --       656,223
 Other current assets                   757,123        41,510            --       798,633
                                    -----------   -----------   -----------   -----------

   Total Current Assets               4,671,021     4,121,590    10,806,592    19,599,203
                                    -----------   -----------   -----------   -----------

Property and equipment               10,201,189    12,714,757    (4,278,805)   18,637,141
Less:  accumulated depreciation      (3,705,988)   (4,278,805)    4,278,805    (3,705,988)
                                    -----------   -----------   -----------   -----------

   Property and equipment, net        6,495,201     8,435,952            --    14,931,153
                                    -----------   -----------   -----------   -----------

Other Assets:
 Deposits and other                   1,820,801       267,261      (267,261)    1,820,801
 Deferred acquisition costs              57,523       165,064      (165,064)       57,523
 Non-compete agreements               1,335,892            --            --     1,335,892
 Goodwill                             5,584,306     8,702,383    (2,423,318)   11,863,371
 Less:  accumulated amortization       (673,215)           --            --      (673,215)
                                    -----------   -----------   -----------   -----------

   Total Other Assets                 8,125,307     9,134,708    (2,855,643)   14,404,372
                                    -----------   -----------   -----------   -----------

Total Assets                        $19,291,529   $21,692,250   $ 7,950,949   $48,934,728
                                    ===========   ===========   ===========   ===========

  The accompanying notes are an integral part of these financial statements.

                DIAGNOSTIC HEALTH SERVICES, INC. & SUBSIDIARIES
                -----------------------------------------------

                PRO-FORMA BALANCE SHEET (UNAUDITED) (CONTINUED)
                ----------------------------------------------

                               DECEMBER 31, 1995
                               -----------------


                      LIABILITIES AND STOCKHOLDERS' EQUITY
                      ------------------------------------

                                                                        Pro-Forma     Pro-Forma
                                               DHS           ACT       Adjustments     Combined
                                           ------------  -----------  -------------  ------------
Current Liabilities:
 Accounts payable                          $ 1,070,915   $   568,715  $         --   $ 1,639,630
 Accrued expenses                              198,883       152,007       242,071       592,961
 Current portion of long-term debt           1,403,463            --            --     1,403,463
 Current portion of senior bank
   term debt                                   700,000            --     1,109,437     1,809,437
 Current lease obligations                     759,079       915,137            --     1,674,216
 Other current liabilities                      23,965            --            --        23,965
                                           -----------   -----------  ------------   -----------

      Total Current Liabilities              4,156,305     1,635,859     1,351,508     7,143,672

Long-term senior bank term debt              4,418,396            --     5,460,136     9,878,532
Long-term lease obligations                  1,243,231     3,544,530            --     4,787,761
Other liabilities                              353,192       145,843            --       499,035
Deferred tax liability                         205,961       493,816      (493,816)      205,961
                                           -----------   -----------  ------------   -----------

   Total Liabilities                        10,377,085     5,820,048     6,317,828    22,514,961
                                           -----------   -----------  ------------   -----------

Stockholders' equity:
 Preferred stock, $.001 par value,
   authorized 3,000,000 shares; 642,857
   shares issued and outstanding;
   $4.5 million liquidation preference              --            --           643           643
 Common stock, $.001 par value,
   authorized 15,000,000 shares;
   issued 8,161,361 shares; outstanding
   7,928,102 shares                              5,206            --         2,955         8,161
 Intercompany due to Parent                         --    14,838,149   (14,838,149)           --
 Additional paid-in-capital                  9,018,442            --    17,501,725    26,520,167
 Retained earnings (deficit)                   108,118     1,034,053    (1,034,053)      108,118
 Foreign currency translation
   adjustment                                   (6,171)           --            --        (6,171)
 Stockholder receivable                       (103,500)           --            --      (103,500)
 Treasury stock (at cost)                     (107,651)           --            --      (107,651)
                                           -----------   -----------  ------------   -----------

   Total Stockholders' Equity                8,914,444    15,872,202     1,633,121    26,419,767
                                           -----------   -----------  ------------   -----------

Total Liabilities and
 Stockholders' Equity                      $19,291,529   $21,692,250  $  7,950,949   $48,934,728
                                           ===========   ===========  ============   ===========

  The accompanying notes are an integral part of these financial statements.

                DIAGNOSTIC HEALTH SERVICES, INC. & SUBSIDIARIES
                -----------------------------------------------

                 PRO-FORMA STATEMENT OF OPERATIONS (UNAUDITED)
                 ---------------------------------------------

                      FOR THE YEAR ENDED DECEMBER 31, 1995
                      ------------------------------------


                                                                Pro-Forma     Pro-Forma
                                        DHS           ACT      Adjustments     Combined
                                    ------------  -----------  ------------  ------------
Gross Revenues                      $17,083,447   $9,639,677    $       --   $26,723,124
                                    -----------   ----------    ----------   -----------

Expenses:
 General & administrative             1,112,212      489,696            --     1,601,908
 Salaries & employee benefits         9,449,639    5,124,564      (130,241)   14,443,962
 Legal & professional                   231,063       19,279            --       250,342
 Rent & utilities                       290,464      188,938            --       479,402
 Taxes & insurance                      400,213      168,694            --       568,907
 Technical operating expenses         2,380,849    1,375,515            --     3,756,364
 Provision for doubtful accounts         37,529      289,190            --       326,719
 Depreciation and amortization        1,434,443      969,369            --     2,403,812
                                    -----------   ----------    ----------   -----------

   Total operating expenses          15,336,412    8,625,245      (130,241)   23,831,416
                                    -----------   ----------    ----------   -----------

Income from operations                1,747,035    1,014,432       130,241     2,891,708

Other income (expense):
 Other income                            97,509       80,376            --       177,885
 Interest expense                      (441,928)    (358,426)       18,706      (781,648)
                                    -----------   ----------    ----------   -----------

   Total other income (expense)        (344,419)    (278,050)       18,706      (603,763)
                                    -----------   ----------    ----------   -----------

Income before income tax expense      1,402,616      736,382       148,947     2,287,945

Income tax expense                      174,903      250,370        50,642       475,915
                                    -----------   ----------    ----------   -----------

Net income                          $ 1,227,713   $  486,012    $   98,305   $ 1,812,030
                                    ===========   ==========    ==========   ===========

Earnings per share:
Primary                             $      0.15   $     0.06    $     0.01   $      0.22
                                    ===========   ==========    ==========   ===========
Fully diluted                       $      0.14   $     0.06    $     0.01   $      0.21
                                    ===========   ==========    ==========   ===========

Weighted average common shares -
   primary                            8,363,643    8,363,643     8,363,643     8,363,643
                                    ===========   ==========    ==========   ===========
Weighted average common shares -
   fully diluted                      8,771,188    8,771,188     8,771,188     8,771,188
                                    ===========   ==========    ==========   ===========

  The accompanying notes are an integral part of these financial statements.

                DIAGNOSTIC HEALTH SERVICES, INC. & SUBSIDIARIES
                -----------------------------------------------

                    NOTES TO PRO-FORMA FINANCIAL STATEMENTS
                    ---------------------------------------


NOTE 1 - BASIS OF PRESENTATION
------------------------------

On November 13, 1996, Diagnostic Health Services, Inc., through its wholly-owned subsidiary, DHS Management Services, Inc. ("Company"), purchased substantially all of the operating assets (exclusive of cash) of the Ultrasound Division ("the Division") of Advanced Clinical Technology, Inc. and Horizon MDS Corporation (collectively "ACT"), each of which is a wholly-owned subsidiary of Horizon/CMS Healthcare Corporation.

The pro-forma financial statements included herein do not include all information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles.

In the opinion of management, the pro-forma financial statements include all necessary adjustments for the fair presentation of the balance sheets and the related statements of operations for the periods noted therein.

The balance sheets show pro-forma adjustments to reflect the issuance of common stock and receipt of net proceeds associated with the completion of the public offering as described below. The actual common shares issued and outstanding, as previously reported at December 31, 1995, have been adjusted by 2,955,000
shares.   The weighted average common shares outstanding used in calculating primary and fully diluted earnings per share amounts for the periods noted therein, have been adjusted to reflect an issuance date of January 1, 1995, for the shares related to the public offering.

The statements of operations for all periods presented reflect allocations of a proportionate share of general and administrative expenses incurred by ACT. Management believes that the allocation methods are reasonable and that allocated costs and expenses approximate what such amounts would be if the Division was operated on a stand-alone basis.

NOTE 2 - SECONDARY OFFERING
---------------------------

On June 12, 1996, the Company completed a public offering (the "Secondary Offering") of 3,000,000 shares of common stock at an offering price to the public of $6.75 per share. Of the shares sold, 2,555,000 were sold by the Company, and 445,000 shares were sold by selling stockholders. Net proceeds to the Company, after incurred expenses, were approximately $14,980,000.

On July 5, 1996, the investment banking firm of Rodman & Renshaw, Inc., as representative of the several underwriters in the Secondary Offering, exercised their over-allotment option to purchase from DHS an additional 400,000 shares of common stock. The additional net proceeds to DHS were $2,524,500.

DHS realized total net proceeds from the Secondary Offering of approximately $17,504,500. The proceeds have been and will be used for this and other acquisitions, capital expenditures, working capital and retirement of outstanding debt.

                DIAGNOSTIC HEALTH SERVICES, INC. & SUBSIDIARIES
                -----------------------------------------------

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                              DIAGNOSTIC HEALTH SERVICES, INC.
                                    (Registrant)



Dated: December 20, 1996      By:  /S/ Max W. Batzer
       -----------------           ---------------------------
                                   Max W. Batzer, Chairman and
                                     Chief Executive Officer

                                   ITEM 7(c)

                                    EXHIBITS